SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 15, 2006 (November 13, 2006)

REGENERON PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
New York
(State or other jurisdiction of incorporation)

000-19034 (Commission File No.)	133444607 (IRS Employer Identification No.)

777 Old Saw Mill River Road, Tarrytown, New York	10591-6707
(Address of principal executive offices)	(Zip Code)
(914) 347-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01. Entry Into a Material Definitive Agreement.
     Regeneron Pharmaceuticals, Inc. (the “Company”) has entered into an Underwriting Agreement, dated as of November 13, 2006, (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated, for the issuance and sale by the Company of 7,600,000 shares of its common stock (the “Shares”).
     The sale of the Shares by the Company has been registered pursuant to an effective registration statement on Form S-3 filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.
     The above summary is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Document

1.1	Underwriting Agreement, dated as of November 13, 2006, between the Company and Morgan Stanley & Co. Incorporated.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGENERON PHARMACEUTICALS, INC.
Date: November 15, 2006	By:	/s/ Stuart Kolinski
		Name:	Stuart Kolinski
		Title:	Vice President and General Counsel